                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 10549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange act of 1934

                                  June 1, 2001

                                 DATE OF REPORT

                        (DATE OF EARLIEST EVENT REPORTED)

            MANAGEMENT OF ENVIRONMENTAL SOLUTIONS & TECHNOLOGY CORP.

                 (Name of Small Business Issuer in Its Charter)

            Delaware                   0-28679                Applied  For

            --------                 ------------             ------------

(State or Other Jurisdiction of     (Commission             (IRS Employer

 Incorporation  or  Organization)       File  Number)        Identification No.)

                       TNO Environmental Technology Valley

                             Laan van Westenenk 501

                       7334 DT Apeldoorn, The Netherlands

                    (Address of Principal Executive Offices)

                               011 31 55 534 7040

                (Company's Telephone Number, Including Area Code)

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Item  IV  -  Changes  in  Registrant's  Certifying  Accountant

--------------------------------------------------------------

Management  of  Environmental  Solutions  and  Technology  Corp.  (MEST  or  the

"Company")  previously  engaged Arenthals en Partners Registered Accountants who are located at Reimersbeek 2, Post Bus 87081, 1080 JB Amsterdam, The Netherlands

in  order to do audits for the Company for the stub period  1997, 1998 and 1999.

The  financial  statements  were  provided  by Arenthals en Partners through the

Securities  and Exchange Commission when the Company filed its 10-SB on December

28,  1999.

Due  to  the  Commission's  presumption  that  a U.S. based corporation would be audited by a U.S. auditing firm familiar with U.S. generally accepted accounting

principals  and  generally  accepted   auditing  standards  together   with  the

Securities  and  Exchange Act rules and regulations, Management deemed it in the best  interest of the Company to retain a U.S. based auditing firm and certified public  accountant  who  could perform auditing  functions for  and on behalf of the  Company.

Consequently  the   Company  engaged   Williams  &  Webster,   certified  public

accountants  and  business  consultants  who  are  located  at  Bank  of America

Financial  Center,  601  West  Riverside,  Suite  1940, Spokane, Washington, USA

99201-0611 as its auditor.  Williams & Webster P.S. revised the Company's audits in  response  to  the  Commission's  comments  issued on February 11, 2000.  The

Company  utilized  audits  performed  by  Williams  & Webster and submitted this accounting  on  October  15,  2001  as  its  amended  10-SB  in  response to the

Commission's  comments.

Arenthals  en  Partners  which  has  now  become  affiliated with Grant Thornton continues  to serve as the Company's accountants in The Netherlands and provides accounting  for the  Company's periodic accounting requirements under Section 13 and 15(d) of the Securities and Exchange Act of 1934.  Arenthals  Grant Thornton

accounting is provided to Williams & Webster P.S. who performs the annual audits and quarterly reviews.  The Company cites no other reason other than the need to retain a U.S. based certified public accountant qualified to practice before the

Securities and Exchange Commission as a reason for its change of auditor.

                                    SIGNATURES

Pursuant  to  the  requirements  of the Securities and Exchange Act of 1934, the

Registrant  has  duly  caused  this  report  to  be  signed on its behalf by the

Undersigned  hereunto  duly  authorized.

                         MANAGEMENT OF ENVIRONMENTAL

                         SOLUTIONS & TECHNOLOGY CORP.

                                 (Registrant)

      By: /s/ GREG  SCHMICK                          Date: June 1, 2001

      -------------------------------                ------------------

      Greg Schmick, President